Exhibit 99.6

                            RATIFICATION OF GUARANTY

      WHEREAS, NEWPOWER HOLDINGS, INC. ("GUARANTOR") executed that certain Guaranty dated March 14, 2Q01, in favor of Enron North America Corp. ("ENA") and Enron Energy Services, Inc. ("EES") guaranteeing certain Obligations (as therein defined) of The NewPower Company ("NEWPOWER") to ENA and EES (the "GUARANTY AGREEMENT");

      WHEREAS, NewPower and Enron Power Marketing. Inc. ("EPMI") entered into that certain Master Power Purchase & Sale Agreement dated effective as of May 4, 2001 (the "NEWPOWER-EPMI POWER MASTER AGREEMENT");

      WHEREAS, pursuant to that certain First Amendment to Master Cross-Product Netting, Setoff, and Security Agreement dated effective as of May 4, 2001 (the "FIRST AMENDMENT TO NETTING AGREEMENT"), the NewPower-EPMI Power Master Agreement was included as an Underlying Master Agreement under, and EPMI became a Party to, the Master Cross-Product, Netting, Setoff, and Security Agreement.

      WHEREAS, the execution of this Ratification of Guaranty is a condition to the First Amendment to Netting Agreement;

      WHEREAS, Guarantor desires to ratify the Guaranty Agreement in accordance herewith; and

      WHEREAS, Guarantor has and will directly or indirectly benefit from the NewPower-EPMI Power Master Agreement and the Transactions thereunder and as therein defined.

      NOW, THEREFORE, the Guaranty Agreement is ratified in all respects in accordance with the following terms and provisions:

(a) All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Guaranty Agreement unless otherwise specified.

(b) The Guaranty Agreement is hereby amended to collectively include the NewPower-EPMI Power Master Agreement and the Transactions thereunder, whether entered into prior to, on, or after the date hereof, as a Contract, and the Guaranty Agreement shall apply to the Obligations of NewPower to EPMI thereunder.

(c) Guarantor does hereby acknowledge that the Netting Agreement, as amended by the First Amendment to Netting Agreement, continues as a Contract under the Guaranty Agreement.

(d) Section 7 of the Guaranty Agreement is hereby amended to add the following subsection to the first paragraph thereof by deleting the closing period and adding: "and (d) Enron Power Marketing, Inc., Attention: Assistant General Counsel, Power Trading Group, Fax No. (713) 646-2379." and by adding "Enron Power Marketing, Inc." to the addressees under any Notice to Enron as listed in such first paragraph.

(e) Guarantor does hereby acknowledge that the Guaranty Agreement, as amended hereby, continues in accordance with all of its terms and provisions.

(f) Guarantor does hereby ratify and confirm the Guaranty Agreement. as amended hereby, in all respects and does hereby acknowledge EPMI as a beneficiary of the Guaranty Agreement.

      This Ratification of Guaranty embodies the entire agreement and understanding between Guarantor and ENA, EES, and EPMI, and supersedes all prior agreements and understandings relating to the subject matter hereof. This Ratification of Guaranty shall be governed by, and construed, interpreted, and enforced in accordance with, the substantive law of the State of New York (without reference to its choice of law doctrine). This Ratification of Guaranty may be executed in multiple counterparts that shall be construed as one document.

      IN WITNESS WHEREOF, Guarantor, ENA, EES, and EPMI have executed this Ratification of Guaranty effective as of May 4, 2001.


NEWPOWER HOLDINGS, INC.

By: /s/ John D. Ranieri
    ------------------------------------
Name: John D. Ranieri
      ----------------------------------
Title: VP & Treasurer
       ---------------------------------


ENRON NORTH AMERICA CORP.

By: /s/ William S. Bradford
    ------------------------------------
Name: William S. Bradford
      ----------------------------------
Title: VP
       ---------------------------------


ENRON ENERGY SERVICES, INC.

By: /s/ Mark S. Muller
    ------------------------------------
Name: Mark S. Muller
      ----------------------------------
Title: President - New Business Ventures
       ---------------------------------


ENRON POWER MARKETING, INC.

By: /s/ Kevin Presto
    ------------------------------------
Name: Kevin Presto
      ----------------------------------
Title: Vice President
       ---------------------------------